                                                                   EXHIBIT 10.21


                               ADDITIONAL GUARANTY

       THIS GUARANTY dated as of October 31, 2000 is executed in favor of BANK OF AMERICA, N.A., as Agent, and the Lender Parties referred to below.

                                   WITNESSETH:

       WHEREAS, EARTHCARE COMPANY (the "Company") has entered into an Amended and Restated Credit Agreement dated as of February 15, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement"; terms used but not defined herein are used as defined in the Credit Agreement) with various financial institutions and BANK OF AMERICA, N.A., as agent (in its capacity as agent, together with any successor in such capacity, the "Agent"), pursuant to which such financial institutions have agreed to make loans to, and issue or participate in letters of credit for the account of, the Company;

       WHEREAS, the Agent, the Required Banks and the Company have entered into a Second Amendment to the Credit Agreement dated as of the date hereof (the "Second Amendment");

       WHEREAS, the undersigned is a significant investor in the Company, and has previously executed a Guaranty dated as of February 15, 2000 (the "Existing Guaranty") in favor of the Agent to guaranty the Liabilities (as defined below); and

       WHEREAS, in consideration of the amendments, waivers and consents set forth in the Second Amendment, the undersigned, subject to the terms hereof, is willing to further guaranty the Liabilities as hereinafter set forth;

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Company to each of the Agent and each Lender Party (as defined below) under or in connection with the Credit Agreement, the Notes, any other Loan Document, any Hedging Contract entered into with any Lender Party and any other instrument or document executed in connection with any of the foregoing, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (all such obligations being herein collectively called the "Liabilities"); provided, however, that the liability of the undersigned hereunder shall be limited to the Maximum Principal Liability Amount (as defined below) plus interest accruing on such amount (or such lesser amount of the Liabilities as is outstanding) after demand by the Agent hereunder (including interest at the rate specified in any applicable agreement accruing after any bankruptcy or insolvency proceeding with respect to the Company regardless of whether such interest is an allowed claim in such proceeding) plus all costs and expenses paid or incurred by the Agent or any Lender Party in enforcing this Guaranty against the undersigned). As used herein, (i) "Lender Party" means each

Bank under and as defined in the Credit Agreement and any Affiliate of such a Bank which is a party to a Hedging Contract with the Company; and (ii) Maximum Principal Liability Amount means $20,000,000; provided that if the Company has not completed a sale of the EarthLiquids Subsidiaries on or before December 31, 2000, the Maximum Principal Liability Amount shall be automatically increased to an amount equal to the remainder of $40,000,000 minus the amount of all Asset Sale Commitment Reductions made during the period from September 30, 2000 through December 31, 2000; and provided, further, that if the Maximum Principal Liability Amount is increased on December 31, 2000, then the Maximum Principal Liability Amount shall be decreased (but not below $20,000,000) by the amount of all Asset Sale Commitment Reductions made after December 31, 2000. For purposes of the foregoing, "Asset Sale Commitment Reduction" means any reduction in the Commitments made pursuant to Section 6.1.3(b) of the Credit Agreement at a time when no Event of Default or Unmatured Event of Default exists or will result from such reduction or the sale of assets giving rise thereto.

       The undersigned acknowledges that the obligations of the undersigned under this Guaranty are in addition to the obligations of the undersigned under the Existing Guaranty and that the Agent and the Lender Parties may make demand under this Guaranty, and enforce their rights and remedies under this Guaranty, and enforce their rights and remedies under this Guaranty, before, after or concurrently with making demand and/or enforcing rights and remedies under the Existing Guaranty.

        The undersigned agrees that, in the event of the dissolution or insolvency of the Company, or the insolvency, death or legal incapacity of the undersigned, or the inability or failure of the Company or the undersigned to pay debts as they become due, or an assignment by the Company or the undersigned for the benefit of creditors, or the occurrence of any other Event of Default under Section 12.1.4 of the Credit Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the undersigned will pay to the Agent for the account of the Lender Parties forthwith the full amount which would be payable hereunder by the undersigned if all Liabilities were then due and payable.

        This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty, and (except as expressly provided below) shall remain in full force and effect (notwithstanding, without limitation, that at any time or from time to time no Liabilities are outstanding) until all Commitments have terminated and all Liabilities have been paid in full.

        The undersigned agrees that if at any time all or any part of any payment theretofore applied by the Agent or any Lender Party to any of the Liabilities is or must be rescinded or returned by the Agent or such Lender Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Company or the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Lender Party, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such Lender Party had not been made.

       The Agent or any Lender Party may, from time to time, at its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned for payment of any of the Liabilities when due, whether or not the Agent or such Lender Party shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

       The undersigned agrees to deliver to the Agent cash collateral, or other collateral reasonably satisfactory to the Agent, in an amount (with the value of any non-cash collateral being determined by the Agent in its discretion) not less than $5,000,000 on or before October 31, 2000 and an additional $10,000,000 on or before November 30, 2000. Such collateral shall be held by the Agent as security for the obligations of the undersigned hereunder pursuant to documentation reasonably satisfactory to the Agent. Upon any demand by the Agent hereunder, the Agent may immediately apply such collateral (or the proceeds thereof in the case of non-cash collateral) to the payment of the Liabilities. The undersigned acknowledges that the obligation to provide collateral set forth in this paragraph is in addition to any obligation of the undersigned to provide collateral pursuant to the Existing Guaranty.

       The undersigned hereby expressly waives: (a) notice of the acceptance by the Agent or any Lender Party of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

       Notwithstanding any payment made by or for the account of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any right of the Agent or any Lender Party until such time as the Agent and the Lender Parties shall have received final payment in cash of the full amount of all Liabilities.

       The undersigned further agrees to pay all expenses (including the reasonable attorneys' fees and charges) paid or incurred by the Agent or any Lender Party in endeavoring to collect the Liabilities of the undersigned, or any part thereof, and in enforcing this Guaranty against the undersigned.

       The creation or existence from time to time of additional Liabilities to the Agent or the Lender Parties or any of them is hereby authorized, without notice to the undersigned, and shall in no way affect or impair the rights of the Agent or the Lender Parties or the obligations of the undersigned under this Guaranty.

       The Agent and any Lender Party may from time to time without notice to the undersigned, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were an original Lender Party.

       No delay on the part of the Agent or any Lender Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Lender Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Agent or the Lender Parties, except as expressly set forth in a writing duly signed and delivered on behalf of the Agent. No action of the Agent or any Lender Party permitted hereunder shall in any way affect or impair the rights of the Agent or any Lender Party or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to the Agent or any Lender Party arising under or in connection with the Credit Agreement, any Note, any other Loan Document, any Swap Contract or any other document or instrument executed in connection with any of the foregoing, notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of any of the undersigned hereunder.

       Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Agent and (b) the Agent has been authorized to enforce this Guaranty on behalf of itself and the Lender Parties. All payments by the undersigned pursuant to this Guaranty shall be made to the Agent for the benefit of the Lender Parties.

       This Guaranty shall be binding upon the undersigned and the heirs and legal representatives of the undersigned. All references herein to the Company shall be deemed to include any successor or successors, whether immediate or remote, to such corporation.

       This Guaranty shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be fully performed in such State. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

       This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty.

       This Guaranty may be secured by one or more security agreements, pledge agreements or other similar documents.

       ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE HIS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS THE UNDERSIGNED SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS HIS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

       THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE AGENT AND EACH LENDER PARTY, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

       IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.


                                            ------------------------------------
Address:                                    Donald F. Moorehead, Jr.

c/o EarthCare Company
14901 Quorum Drive
Suite 200
Dallas, TX  75240